UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On May 11, 2026, X4 Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at 12:00 p.m. Eastern Time for which a quorum was present. As of the close of business on March 13, 2026, the record date for the Annual Meeting, there were 90,919,696 shares of common stock, par value $0.001 per share, outstanding and entitled to vote.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting, the Company’s stockholders approved the Company’s Second Amended and Restated 2017 Equity Incentive Plan (as so amended, the “Plan”) to increase the number of shares available for issuance under the Plan by 1,500,000 shares.

For additional information regarding the Plan, please refer to the heading “Material Features of the A&R 2017 Plan” contained in Proposal 3 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Proxy Statement.

Proposal 1.	Election of the three Class III director nominees to serve until the 2029 Annual Meeting of Stockholders
The Company’s stockholders elected the persons listed below as director, to serve until the Company’s 2029 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified or until their earlier death, resignation of removal. The votes cast were as follows:

Nominees	For	Withheld	Broker non-votes
Gary J. Bridger, Ph.D.	72,863,269	3,510,134	6,474,104
Françoise De Craecker	73,419,383	2,954,020	6,474,104
Michael S. Wyzga	71,679,834	4,693,569	6,474,104

Proposal 2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026
The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes cast were as follows:

FOR	ABSTAIN	AGAINST	BROKER NON-VOTES
82,734,674	43,841	68,992	—

Proposal 3.	Approval of the Second Amended and Restated 2017 Equity Incentive Plan
The Company’s stockholders approved the Second Amended and Restated 20217 Equity Incentive Plan. The votes cast were as follows:

FOR	ABSTAIN	AGAINST	BROKER NON-VOTES
58,679,552	9,711	17,684,140	6,474,104

Proposal 4.	Approval, on a non-binding, advisory basis of the compensation of the Company’s named executive officers
The Company’s stockholders approved, by a non-binding “say-on-pay” vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The votes cast were as follows:

FOR	ABSTAIN	AGAINST	BROKER NON-VOTES
70,932,142	20,692	5,420,569	6,474,104

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Second Amended and Restated 2017 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.
Date: May 12, 2026	By:	/s/ David H. Kirske
	Name:	David H. Kirske
	Title:	Chief Financial Officer